                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                        April 11, 2001 (April 6, 2001)



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


   Delaware                        001-06991                     71-0415188
   --------                        ---------                     ----------

(State or other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



                              702 S.W. 8th Street
                          Bentonville, Arkansas 72716
                          ---------------------------
             (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.   Other Events.

     On April 11, 2001, Wal-Mart Stores, Inc. (the "Company") completed the sale to Lehman Brothers Inc. (the "Designated Underwriter") of $500,000,000 aggregate principal amount of the Company's 4.625% Notes due April 15, 2003 (the "Notes"), pursuant to a Pricing Agreement, dated as of April 6, 2001, by and among the Company and the Designated Underwriter (the "Pricing Agreement"). The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of August 5, 1999, by and between the Company and Lehman Brothers Inc., as representative for itself and the other underwriters named therein. The Notes were created pursuant to and are governed by the Company's Indenture, dated as of April 1, 1991, as amended by the First Supplemental Indenture, dated as of September 9, 1992, and the Second Supplemental Indenture, dated as of June 1, 2000, between the Company and Bank One Trust Company, NA, as successor in interest to The First National Bank of Chicago, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the form of Notes, a copy of which form is filed as an Exhibit to this Current Report on Form 8-K. The Designated Underwriter proposes to offer the Notes from time to time for sale in negotiated transactions, or otherwise, at varying prices to be determined at the time of each sale. The Notes were delivered in the form of two global notes (the "Global Notes"). Copies of the Pricing Agreement and the form of Global Note are attached as exhibits to this Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     1(c) Pricing Agreement, dated as of April 6, 2001, by and among Wal-Mart
          Stores, Inc. and Lehman Brothers Inc. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as
          Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

     4(d) Form of Global Note representing the Wal-Mart Stores, Inc. 4.625%
          Notes Due 2003
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  April 11, 2001
                                        WAL-MART STORES, INC.


                                        By:  /s/ Thomas M. Schoewe
                                             -----------------------------------
                                              Name:  Thomas M. Schoewe
                                              Title: Executive Vice President
                                                     and Chief Financial Officer
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                               INDEX TO EXHIBITS

Exhibit
Number                            Description
------                            -----------

 1(c) Pricing Agreement, dated as of April 6, 2001, by and among Wal-Mart Stores, Inc. and Lehman Brothers Inc. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as
          Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.

 4(d) Form of Global Notes representing the Wal-Mart Stores, Inc. 4.625% Notes Due 2003